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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 1, 2001


                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)



        Delaware                  0-25581                06-1528493
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     (State or other      (Commission File Number)      (IRS Employer
     Jurisdiction of                                 Identification No.)
     Incorporation)



     800 Connecticut Avenue, Norwalk, Connecticut             06854
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             (Address of principal office)                  (zip code)



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 9. REGISTRATION FD DISCLOSURE.

3RD QUARTER 2001 EARNINGS

      On November 1, 2001, priceline.com Incorporated, a Delaware corporation, announced its results for the 3rd quarter 2001 and announced that it had recorded a pro forma (as defined) profit in the 3rd quarter 2001. The information set forth above is qualified in its entirety by reference to the press release (which includes a financial and statistical supplement and related information issued by priceline.com on November 1, 2001), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      The supplement and related information is unaudited and intended as a supplement to, and should be read in conjunction with, the Company's audited financial statements and the notes thereto filed with the SEC on Form 10-K and quarterly financial statements filed with the SEC on Form 10-Q.

            EXHIBITS.

            99.1 Press Release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on November 1, 2001 relating to its 3rd quarter 2001 earnings.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRICELINE.COM INCORPORATED



                                    By:    /s/ Jeffery H. Boyd
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                                          Name:  Jeffery H. Boyd
                                          Title: President and Chief Operating
                                                 Officer

Date:  November 2, 2001


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                                  EXHIBIT INDEX


      Exhibit No.   Description
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            99.1    Press Release (which includes a financial and statistical
                    supplement and related information) issued by priceline.com
                    Incorporated on November 1, 2001 relating to its 3rd quarter
                    2001 earnings.